Exhibit 10.1

FIRST AMENDMENT AND MODIFICATION OF
 REVOLVING LINE OF CREDIT PROMISSORY NOTE,
 LOAN AGREEMENT AND REAFFIRMATION OF GUARANTIES

This First Amendment and Modification of Revolving Line of Credit Promissory Note, Loan Agreement and Reaffirmation of Guaranties ("Amendment") is made effective the 1st day of February, 2012 ("Effective Date") by and among WSI Industries, Inc., a Minnesota corporation, having an address of 213 Chelsea Road, Monticello, MN 55362  ("Borrower"), WSI Industries, Co., formerly known as Taurus Numeric Tool, Inc., having an address of 213 Chelsea Road, Monticello, MN 55362 and WSI Rochester, Inc., having an address of 213 Chelsea Road, Monticello, MN 55362 (jointly "Guarantor") and BMO Harris Bank N.A., a national banking association, successor by merger to M&I Marshall & Ilsley Bank("M&I"), having an address of 50 South Sixth Street, Suite 1000, Minneapolis, Minnesota 55402 ("Bank").

WHEREAS, on or about February 1, 2011, (the "Loan Date") Borrower executed a Revolving Line of Credit Promissory Note in favor of M&I in the original principal amount of One Million and no/100 Dollars ($1,000,000.00) ("Note"); and

WHEREAS, on or about the Loan Date, Borrower and M&I executed that certain Loan Agreement ("Loan Agreement") which Loan Agreement, among other things, described the terms and conditions under which the Borrower would borrow money from and repay the money to M&I; and

WHEREAS, to secure the sums due and payable to Excel pursuant to the Note and the Loan Agreement, Borrower also executed that certain Security Agreement in favor of M&I, also dated as of the Loan Date, whereby Borrower granted to M&I a security interest in all assets of Borrower ("Security Agreement); and

WHEREAS, to further secure the sums due and payable to M&I pursuant to the Note and the Loan Agreement, to perform the covenants and conditions thereof and of certain documents executed in conjunction therewith, each Guarantor executed an unconditional and unlimited guaranty ("Guaranty"), also dated as of the Loan Date, whereby each Guarantor unconditionally guaranteed the Borrower's performance of the Note and the Loan Agreement and the other loan documents executed therewith; and

WHEREAS, the Note, the Loan Agreement, the Security Agreement, the Amendments and all of the documents executed in conjunction therewith are sometimes jointly referred to herein as the "Loan Documents"; and

WHEREAS, effective on or about July 6, 2011, M&I was acquired by merger with the Bank; and

WHEREAS, Taurus Numeric Tool, Inc. has changed its name to WSI Industries, Co.; and

WHEREAS, the Borrower has requested that the Bank amend and extend the maturity date of the Note and modify the terms of the Loan Agreement; and

WHEREAS, the Bank and the Borrower and each Guarantor desire that the Note and the Loan Agreement be amended and modified as hereinafter described and each Guarantor wishes to acknowledge and reaffirm the terms and conditions of such Guarantor's Guaranty.

NOW, THEREFORE, in consideration of the above recitals, and in consideration of credit given or to be given by the Bank to the Borrower and for other good and valuable consideration, all of which consideration is hereby acknowledged, the parties hereto agree as follows:

1.	Each of the above recitals is true and correct and is incorporated herein by this reference.

2.	The first Paragraph of the Note is hereby amended to read as follows:

"FOR VALUE RECEIVED, WSI Industries, Inc., a Minnesota corporation, (the “Borrower”) promises to pay to the order of BMO Harris Bank N.A., a national banking associaition, or any future holder hereof (“Lender”), the principal sum of One Million and no/100 Dollars ($1,000,000.00), or so much thereof as may be advanced and be outstanding pursuant to and subject to the restrictions contained in, that certain Loan Agreement between Borrower and Lender dated as of February 1, 2011, as amended by the First Amendment and Modification of Revolving Line of Credit Promissory Note, Loan Agreement and Reaffirmation of Guaranties of even date herewith ("Loan Agreement''), together with interest accruing from and after the date hereof on the unpaid principal balance from time to time outstanding at a fluctuating annual interest rate equal to the LIBOR Rate, as hereinafter defined, plus Three Hundred (300) basis points per year (collectively the LIBOR Rate plus Three Hundred (300) basis points is the “Note Rate”).  The Note Rate shall change concurrently with each change in the LIBOR Rate. The Note Rate is not necessarily the lowest rate charged by Lender on loans at any given time.  NOTICE: Under no circumstances will the Note Rate be more than the maximum rate allowed by applicable law.  Principal and interest due hereunder shall be paid in immediately available funds as follows:"

3.	Paragraph 5 of the Note is hereby amended in its entirety to read as follows:

"5. Maturity Date. The entire outstanding balance of principal, if not sooner paid, together with all accrued interest thereon, shall be due and payable on February 1, 2013".

4.
Borrower hereby acknowledges and reaffirms each and every representation, warranty, term, covenant and condition of the Loan Documents.  Borrower further acknowledges and agrees that the Loan Documents (as hereby amended and modified) are fully enforceable against Borrower and that Borrower has no defense, right of offset or otherwise to preclude enforcement of the Loan Documents, as hereby amended and modified, by the Bank against Borrower.

5.
The Security Agreement shall continue to secure all sums owing to the Bank by the Borrower pursuant to the terms and conditions of the Note and the Loan Agreement, together with all interest thereon, in accordance with the terms and conditions of the Note and all other sums due and owing or to become due and owing pursuant to the terms and conditions of this Amendment, the Loan Agreement, the Security Agreement and the Note,  as amended, including but not necessarily limited to any further or additional extensions or renewals thereof.

6.	Borrower and each Guarantor acknowledge that the principal balance outstanding and remaining unpaid on the Note as of the Effective Date hereof is $ Zero (0).

7.
Each Guarantor hereby acknowledges, ratifies and reaffirms each and every term, covenant, agreement, provision, and condition of their respective Guaranty and any collateral security documents securing such guaranty, including but not limited to the security agreement dated of even date with the Guaranty ("Collateral Security Documents"), and the Loan Documents, as amended, and hereby acknowledges and agrees that the Guaranty guarantees to the Bank the repayment of all sums due and owing to the Bank pursuant to the terms, conditions and covenants of the Note, as amended,  and the performance of the terms and covenants of the balance of the Loan Documents, as amended. Each Guarantor hereby affirms and agrees that each such Guaranty is unconditional and unlimited and that such Guaranty along with the Collateral Security Documents related thereto are fully enforceable against such Guarantor.  Each Guarantor hereby further affirms and agrees and that such Guarantor has no defense, right of offset, claim, cause of action or otherwise to preclude the absolute and immediate enforcement of the Guaranty and/or the Collateral Security Documents supporting such Guaranty by the Bank.

8.	On or before the execution hereof, Borrower shall pay to the Bank, the Bank's costs including its reasonable attorneys' fees, incurred in drafting this Amendment and related documents, if any.

9.	Except as herein specifically modified, amended or extended, all terms and conditions of the Loan Documents shall otherwise remain unchanged and in full force and effect.

10.
Notwithstanding anything to the contrary herein, this Amendment or any failure by the Bank to exercise any of its rights upon an event of default under the Loan Documents or the Guaranty or the Collateral Security Documents, whether prior to or subsequent to the effective date of this Amendment, shall not be deemed a waiver of the Bank's available remedies under the Loan Documents, the Guaranty, or the Collateral Security Documents or any amendments thereof, or any other documents executed in conjunction therewith or incident thereto.

11.
All the terms of this Amendment shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto, to the extent assignment is permitted pursuant to the Loan Documents or the Guaranty.

12.	This Amendment is being executed in and is intended to be performed in the State of Minnesota and shall be construed and enforced in accordance with the laws of such state.

13.
This Amendment contains the entire agreement between the parties with respect to the covenants and promises contemplated herein and may be amended only in a writing signed by each of the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

BORROWER:

WSI INDUSTRIES, INC., a Minnesota
corporation

By ______________________________
Its: ______________________________

GUARANTORS:

WSI INDUSTRIES, CO. (formerly known
asTaurus Numeric Tool, Inc.), a Minnesota
corporation

By ______________________________
Its: ______________________________

WSI ROCHESTER, INC., a Minnesota
Minnesota corporation

By ______________________________
Its: ______________________________

LENDER:

BMO HARRIS BANK N.A., successor by
merger to M&I Marshall & Ilsley Bank,
a national banking association

By ______________________________
Its: ______________________________

By ______________________________
Its: ______________________________